UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 16, 2013

Date of Report (Date of earliest event reported)

LOCAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices, zip code)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 16, 2013, the Registrant entered into that certain Local Network Master Services Agreement and related service order (the “Agreement”) with Allview Networks, LLC (“Allview”), a Virginia limited liability company. The Agreement provides for the display by Allview of the Registrant’s data feeds of advertising and algorithmic listings. The Agreement provides for the sharing of revenues earned from such activities between the Registrant and Allview based upon a formula more particularly described in the Agreement. The Agreement provides for exclusivity in certain marketing segments subject to the achievement of certain minimum performance criteria, as more particularly described in the Agreement. The Agreement has a term commencing October 16, 2013 and continuing for one year. The Agreement automatically renews for additional one year periods unless a notice of termination is provided at least 45 days before the end of the then-current term or an earlier termination is made as a result of a breach of the Agreement. The Agreement contains customary representations and warranties, indemnity obligations and confidentiality provisions. Mr. Norman K. Farra Jr., a member of the Registrant’s board of directors is Chief Operating Officer and a minority shareholder of Allview. The execution of the Agreement was approved by the Registrant’s independent director.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibit 10.1 is a redacted copy of the Agreement and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1(1)	Local Network Master Services Agreement, dated October 16, 2013, by and between the Registrant and Allview Networks, LLC.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL CORPORATION

Date: October 22, 2013	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 10.1(1)	Local Network Master Services Agreement, dated October 16, 2013, by and between the Registrant and Allview Networks, LLC.

(1)	Application has been made with the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.